Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management
15.	Financial Instruments and Risk Management

The carrying values of each classification of financial instrument as at December 31, 2018 are:
	Amortized Cost	Fair value through profit or loss	Total carrying value
Financial assets
Cash and Restricted Cash Deposits	$24,143	$-	$24,143
Amounts receivable	680	1,912	2,592
Total financial assets	24,823	1,912	26,735
Financial liabilities
Accounts payable and accruals	3,642	371	4,013
Convertible debt	56,984	-	56,984
Non-convertible debt	178,483	-	178,483
Total financial liabilities	$239,109	$371	$239,480

The carrying values of each classification of financial instrument as at December 31, 2017 are:
	Loans and receivables	Available for sale	Other financial liabilities	Total carrying value
Financial assets
Cash	$6,931	$-	$-	$6,931
Amounts receivable	82	2,883	-	2,965
Total financial assets	7,013	2,883	-	9,896
Financial liabilities
Accounts payable and accruals	-	-	3,630	3,630
Convertible debt	-	-	49,067	49,067
Non-convertible debt	-	-	92,268	92,268
Total financial liabilities	$-	$-	$144,965	$144,965

Fair Value Measurements
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 –	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Inputs for the asset or liability that are not based on observable market data.

The only financial instruments measured at fair value subsequent to recognition is the EIP receivable (see Note 5) which is measured at fair value through profit or loss using Level 3 inputs resulting in a carrying value of $1.912 million (December 31, 2017 - $2.883 million) and an amount classified within accounts payable and accruals representing expected payments to settle restricted share units measured at fair value through profit or loss using Level 2 inputs resulting in a carrying value of $0.371 million (December 31, 2017 - $0.439 million).

The fair values of cash and restricted cash deposits, other current amounts receivable, and accounts payable and accruals approximate their carrying amounts due to their short-term nature.  Convertible debt and non-convertible debt are classified as amortized cost and the carrying amount approximates fair value.  The Company believes this is appropriate as the maturity date is twelve months or less.

Risks Arising from Financial Instruments and Risk Management
The Company’s activities expose it to a variety of financial risks: market risk (including currency and interest rate), credit risk, and liquidity risk.  Reflecting the current stage of development of the Company’s NorthMet Project, the overall risk management program focuses on facilitating the Company’s ability to continue as a going concern and seeks to minimize potential adverse effects on the Company’s ability to execute its business plan.

Risk management is the responsibility of executive management.  Material risks are identified and monitored and are discussed with the Audit Committee and the Board of Directors.

Currency Risk
The Company incurs expenditures in Canada and the United States.  The functional and reporting currency of the Company and its subsidiary is the U.S. dollar.  Foreign exchange risk arises because the amount of Canadian dollar cash, amounts receivable, or accounts payable and accruals will vary in U.S. dollar terms due to changes in exchange rates.

As the majority of the Company’s expenditures are in U.S. dollars, the Company has kept a significant portion of its cash in U.S. dollars.  The Company has not hedged its exposure to currency fluctuations as the exposure to currency risk is currently insignificant.

Interest Rate Risk
Interest rate risk arises from interest paid on floating rate debt and interest received on cash and liquid short-term deposits.  The Company has not hedged any of its interest rate risk.  The Company currently capitalizes to qualifying assets the majority of interest charges, and therefore the risk exposure is primarily on cash interest payable and net earnings in relation to the subsequent depreciation of capitalized interest charges.

The Company was exposed to interest rate risk through the following assets and liabilities:
	December 31, 2018	December 31, 2017
Cash and restricted cash deposits	$24,143	$6,931
Convertible debt	56,984	49,067
Non-convertible debt	$178,483	$92,268

Based on the above net exposures, as at December 31, 2018, a 1% change interest rates would have impacted the Company’s loss by approximately $0.241 million and carrying value of convertible and non-convertible debt by approximately $2.355 million.

Credit Risk
Credit risk arises on cash and restricted cash deposits held with banks and financial institutions, as well as credit exposure on outstanding amounts receivable.  The maximum exposure to credit risk is equal to the carrying value of the financial assets of $26.735 million.

The Company’s cash and restricted cash deposits are primarily held through large Canadian and United States financial institutions.

Liquidity Risk
Liquidity risk is the risk the Company will not be able to meet its financial obligations as they become due and arises through the excess of financial obligations over available financial assets due at any point in time.  The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time and is achieved by maintaining sufficient cash and managing convertible and non-convertible debt.  See additional discussion in Note 1.

Capital Management
The Company’s capital management objective is to safeguard the Company’s ability to continue as a going concern in order to pursue the development of its mineral property.  In the management of capital, the Company includes the components of shareholders’ equity, convertible debt and non-convertible debt.  The Company manages the capital structure and makes adjustments to it depending on economic conditions and the rate of anticipated expenditures.  To maintain or adjust the capital structure, the Company may attempt to issue new shares, issue new debt, acquire or dispose of assets. The Company has no externally imposed capital requirements.

In order to assist in management of its capital requirements, the Company prepares budgets that are updated as necessary depending on various factors.  The budgets are approved by the Company’s Board of Directors.

Although the Company expects to have the necessary resources to carry out its plans and operations through December 31, 2019, it does not currently have sufficient capital to complete the development of NorthMet and generate future profitable operations and is in discussions to arrange sufficient capital to meet these requirements.  During the upcoming fiscal year, the Company’s objective is to identify the source or sources from which it will obtain the capital required to complete the Project.  See additional discussion in Note 1.